Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of August 8, 2025 (this “Amendment”), is entered into by SUNOCO LP, a Delaware limited partnership (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below) party hereto, the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

INTRODUCTION

Reference is made to the Third Amended and Restated Credit Agreement, dated as of May 3, 2024 (as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of May 16, 2025, and that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 17, 2025, the Existing Credit Agreement, as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders” and individually, each a “Lender”), the Administrative Agent, the Swingline Lender and the LC Issuers party thereto from time to time.

The Borrower has requested, and the Lenders party hereto and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Existing Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Guarantors, the Lenders party hereto and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Subject solely to the satisfaction (or waiver) of the conditions precedent in Section 5 hereof, effective as of the Amendment No. 3 Effective Date:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new defined terms in proper alphabetical order:

“Amendment No. 3” means that certain Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of August 8, 2025, by and among the Borrower, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Amendment No. 3 Effective Date” has the meaning specified in Amendment No. 3.

(b) The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the first full sentence immediately following clause 1(b) thereof to read as follows:

For purposes of clause (a) above, any increase or decrease in the Applicable Rate resulting from a change in the Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.01(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then the Applicable Rate shall remain at the level determined by the most recently delivered Compliance Certificate and shall continue to apply until the first Business Day immediately following the date on which such Compliance Certificate is delivered, whereupon the Applicable Rate shall be adjusted based upon the calculation of the Net Leverage Ratio contained in such Compliance Certificate, and if the Applicable Rate would have been set at a higher level during the period of non-delivery of the Compliance Certificate, the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders, on demand all amounts which would have accrued hereunder had the Compliance Certificate been delivered when due; provided further, for the avoidance of doubt, that the Net Leverage Ratio for purposes of this definition, commencing with delivery of the first Compliance Certificate delivered after the Amendment No. 3 Effective Date and the Parkland Acquisition Closing Date, as applicable, and, in each case, at all times thereafter, shall be calculated giving effect to the adjusted amount of Cash and Cash Equivalents permitted to be subtracted under the definition of “Consolidated Funded Indebtedness” pursuant to clause (e) thereof.

(c) The definition of “Consolidated Funded Indebtedness” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“Consolidated Funded Indebtedness” means as of any date, the sum of the following (without duplication): (a) all Indebtedness which is classified as “long-term indebtedness” on a Consolidated balance sheet of the Borrower and its Subsidiaries prepared as of such date in accordance with GAAP and any current maturities and other principal amount in respect of such Indebtedness due within one year but which was classified as “long-term indebtedness” at the creation thereof, (b) Indebtedness for borrowed money of the Borrower and its Subsidiaries outstanding under a revolving credit or similar agreement, notwithstanding the fact that any such borrowing is made within one year of the expiration of such agreement, (c) Capital Lease Obligations of the Borrower and its Subsidiaries, and (d) all Indebtedness in respect of any Guarantee by the Borrower or any of its Subsidiaries of Indebtedness of any Person other than the Borrower or any of its Subsidiaries, but excluding obligations of the Borrower or any Subsidiaries under Hybrid Securities, minus (e) (i) the aggregate amount of unrestricted Cash and Cash Equivalents of the Borrower and its Subsidiaries on such date as determined in accordance with GAAP, not in excess of $50,000,000 (or, on and after the Parkland Acquisition Closing Date, $250,000,000) plus (ii) on and after the Amendment No. 3 Effective Date until the Parkland Acquisition Closing Date has occurred, the aggregate amount of Cash and Cash Equivalents of the Borrower and its Subsidiaries on such date not in excess of $2,000,000,000 that has been reserved by the Borrower to fund a portion of the cash consideration for the Parkland Acquisition; provided, however, that Consolidated Funded Indebtedness shall include only those liabilities under the Contingent Residual Support Agreements that would be required under the loss contingency recognition principles in FASB ASC 450-20-25 to be reflected on the Consolidated balance sheet of the Borrower on the date of determination; provided, further, that obligations under any Qualified Securitization Transaction shall not constitute Consolidated Funded Indebtedness.

(d) Section 1.11 of the Existing Credit Agreement is hereby amended to (i) delete the “and” at the end of paragraph (a) thereof, (ii) replace the “.” at the end of paragraph (b) thereof with “; and” and (iii) add a new paragraph (c) immediately following paragraph (b) thereof that reads as follows:

(c) the provisions of clause (e)(ii) of the definition of “Consolidated Funded Indebtedness” shall be of no further force or effect in the event that either (x) the Outside Date (as defined in the Parkland Acquisition Agreement as in effect on the Amendment No. 2 Effective Date, as such Outside Date may be extended solely pursuant to the first proviso of the definition thereof (but not, for the avoidance of doubt, by any other agreement as may be agreed to in writing by the parties thereto)) occurs and the Parkland Acquisition has not been consummated on or prior to such date or (y) the Parkland Acquisition Agreement otherwise terminates in accordance with its terms prior to the consummation of the Parkland Acquisition.

Section 3. Representations and Warranties. The Borrower and each Guarantor represents and warrants that (a) the execution, delivery, and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and, except as could not reasonably be expected to have a Material Adverse Effect, do not and will not violate the terms of any of such Loan Party’s organization documents; (b) this Amendment and the Credit Agreement constitute legal, valid, and binding obligations of such Loan Party enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights; (c) the representations and warranties of the Borrower and each Guarantor contained in each Loan Document to which it is a party are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date (provided that, (i) the representation and warranty contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01 of the Credit Agreement and (ii) the representation and warranty contained in Section 5.06(b) of the Credit Agreement shall not be required to be true and correct); and (d) no Default or Event of Default exists under the Loan Documents.

Section 4. Effect on Loan Documents. Except as amended herein, the Existing Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents, as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents in accordance with their terms.

Section 5. Effectiveness. This Amendment shall become effective, and the Existing Credit Agreement shall be amended as provided for herein, upon the date of satisfaction (or waiver) of the following conditions (the “Amendment No. 3 Effective Date”):

(a) the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, the Administrative Agent and the Lenders constituting Majority Lenders;

(b) all out-of-pocket costs and expenses (including, without limitation, reasonable and documented legal fees and expenses) required to be reimbursed pursuant to Section 10.04(a) of the Credit Agreement and invoiced at least two Business Days prior to the Amendment No. 3 Effective Date shall have been, on the Amendment No. 3 Effective Date, or will be substantially simultaneously, paid; and

(c) the representations and warranties contained in Section 3 of this Amendment shall be true and correct on and as of the Amendment No. 3 Effective Date.

Section 6. Loan Document. This Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

Section 7. Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guarantee the Obligations and the other amounts described in the Guaranty following the execution of this Amendment.

Section 8. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 9. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be in the form of an Electronic Record and may be executed using Electronic Signatures in accordance with Section 10.02 of the Credit Agreement.

Section 11. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages follow.]

EXECUTED as of the first date above written.

BORROWER:

SUNOCO LP

By:	SUNOCO GP LLC,
its general partner

By:	/s/ Dylan Bramhall
Name: Dylan Bramhall
Title: Chief Financial Officer

GUARANTORS:

ALOHA PETROLEUM LLC
SUNMARKS, LLC
SUNOCO, LLC
SUNOCO MIDSTREAM LLC
SUNOCO FINANCE CORP.
SUNOCO MIDSTREAM HOLDINGS LLC
SUNOCO RETAIL LLC

Each by:	/s/ Dylan Bramhall
Name: Dylan Bramhall
Title: Chief Financial Officer

ALOHA PETROLEUM, LTD.

By:	/s/ Edward Pak
Name: Edward Pak
Title: Assistant Secretary

NUSTAR ENERGY L.P.

By:	RIVERWALK LOGISTICS, L.P., its general partner

By:	NUSTAR GP, LLC, its general partner

By:	/s/ Dylan Bramhall
Name: Dylan Bramhall
Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

NUSTAR LOGISTICS, L.P.

By:	RIVERWALK LOGISTICS, L.P., its general partner

By:	NUSTAR GP, LLC, its general partner

By:	/s/ Dylan Bramhall
Name: Dylan Bramhall
Title: Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NUSTAR PIPELINE COMPANY, LLC, its general partner

By:	/s/ Dylan Bramhall
Name: Dylan Bramhall
Title: Chief Financial Officer

NUSTAR PERMIAN HOLDINGS, LLC

By:	/s/ Dylan Bramhall
Name: Dylan Bramhall
Title: Chief Financial Officer

NUSTAR PIPELINE PARTNERS L.P.

By:	NUSTAR PIPELINE COMPANY, LLC, its general partner

By:	/s/ Dylan Bramhall
Name: Dylan Bramhall
Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rose Thomas
Name: Rose Thomas
Title: Assistant Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Megan Baqui
Name: Megan Baqui
Title: Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

TRUIST BANK, as a Lender

By:	/s/ Lincoln LaCour
Name: Lincoln LaCour
Title: Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Todd Mogil
Name: Todd Mogil
Title: Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ Andrew Sidford
Name: Andrew Sidford
Title: Managing Director

By:	/s/ Paul Brown
Name: Paul Brown
Title: Managing Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kyle Gruen
Name: Kyle Gruen
Title: Authorized Officer

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Managing Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

MUFG Bank, Ltd., as a Lender

By:	/s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

PNC Bank, N.A., as a Lender

By:	/s/ John Engel
Name: John Engel
Title: Senior Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

BANCO SANTANDER, S.A, NEW YORK BRANCH., as a Lender

By:	/s/ Irv Roa
Name: Irv Roa
Title: Executive Director

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Executive Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK
BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name: Jonathan Schwartz
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Nathan Starr
Name: Nathan Starr
Title: Managing Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

ATB Financial, as a Lender

By:	/s/ Maximiliano Herrera
Name: Maximiliano Herrera
Title: Director – Corporate Banking

By:	/s/ Nikki Briggs
Name: Nikki Briggs
Title: Managing Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

Banco Bilbao Vizcaya Argentaria, S.A. New York
Branch, as a Lender

By:	/s/ Cara Younger
Name: Cara Younger
Title: Managing Director

By:	/s/ Armen Semizian
Name: Armen Semizian
Title: Managing Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

Bank of Montreal, as a Lender

By:	/s/ Patrick Johnston
Name: Patrick Johnston
Title: Managing Director, on behalf of its Chicago Branch

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

Canadian Imperial Bank of Commerce, New
York Branch, as a Lender

By:	/s/ Kevin A. James
Name: Kevin A. James
Title: Authorized Signatory

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

Raymond James Bank, as a Lender
By:	/s/ Chad E Colby
Name: Chad E Colby
Title: Managing Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

REGIONS BANK, as a Lender
By:	/s/ Michael Kolosowsky
Name: Michael Kolosowsky
Title: Managing Director

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

U.S. Bank National Association, as a Lender
By:	/s/ Beth Johnson
Name: Beth Johnson
Title: Senior Vice President

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]

Morgan Stanley Bank, N.A., as a Lender
By:	/s/ Aaron McLean
Name: Aaron McLean
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Third Amended and Restated Credit Agreement]